Income Taxes	9 Months Ended
Sep. 30, 2023
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

For the nine months ended September 30, 2023, and 2022, the Company’s effective tax rate was 0.0% and 0.0%, respectively, due to the current year tax loss and valuation allowance established against the Company’s net deferred tax assets, and due to operating in a no tax jurisdiction, respectively.